Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quotient Technology Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer Ceran, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer Ceran
Jennifer Ceran
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: August 8, 2016